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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) December 14, 1999

GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of GreenPoint Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                  333-79833             68-0397342
-------------------------------      -----------       -------------------
(State or Other Jurisdiction of      (Commission        (I.R.S. Employer
Incorporation)                       File Number)      Identification No.)

700 Larkspur Landing Circle                                  94939
Suite 240                                                 ----------
Larkspur, California                                      (Zip Code)
--------------------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code (415) 925-5442
                                                   --------------

                       Headlands Mortgage Securities Inc.
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

      In connection with the offering of the Home Equity Loan Asset-Backed Notes, Series 1999-2, Class A-1 and Class A-2 Notes, of which GreenPoint Home Equity Loan Trust 1999-2 is the issuer, as described in a Prospectus Supplement dated as of December 15, 1999 to the Prospectus dated as of June 14, 1999, certain "Collateral Term Sheets" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREENPOINT MORTGAGE
                                SECURITIES INC.


                              By:   /s/ Kristen Decker
                                    ----------------------
                                    Name: Kristen Decker
                                    Title:  Vice President

Dated:  December 16, 1999


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                                  Exhibit Index

Exhibit
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99.1. Related Computational Materials (as defined in Item 5 above).